Exhibit 10.7

REGULATION S OFFERING

THE SECURITIES BEING OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT").

THE SECURITIES OFFERED HEREBY MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (OTHER THAN DISTRIBUTORS) UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.  ADDITIONALLY, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

CONVERTIBLE LOAN AGREEMENT

This Convertible Loan Agreement (this "Agreement") is ENTERED INTO as of the _ day of January, 2011, by and among WhiteSmoke Inc., a company organized and existing under the laws of the state of Delaware (the "Company"), and the parties listed on Schedule A hereto (collectively, the "Investors", and each, an “Investor”).

WHEREAS,	the Company requires an infusion of funds in order to conduct its business activities; and

WHEREAS,
the Company concluded that it is in the best interest of the Company and its shareholders to raise funds, up to an aggregate amount of US$1,000,000, from the Investors subject and according to the terms and conditions set forth in this Agreement; and

WHEREAS,	the Investors are willing to make available a convertible loan to the Company on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.	THE LOAN

1.1.
The Investors shall provide to the Company a convertible loan in an aggregate amount of up to US$1,000,000 (the “Loan Amount”). Each Investor shall provide to the Company such amount as set forth opposite its name on Exhibit A attached hereto.  The total Loan Amount shall bear interest at the rate of 8% per annum (the “Interest”).

1.2.	Each Investor shall only be responsible to lend its portion of the Loan Amount as detailed in Exhibit A (the "Portion"), and the liability of the Investors shall be several, and not joint.

1.3.
Each Investor shall pay its Portion in U.S. Dollars or in the New Israeli Shekels (“NIS”) equivalent. If the Portion is paid in an NIS equivalent, it shall be paid in accordance with the representative rate of exchange of the U.S. Dollar against the NIS last published by the Bank of Israel immediately prior to the Closing (as hereinafter defined).

2.	CLOSING

2.1.
Time and Place of the Closing. The closing of the transaction hereunder shall take place at the offices of Yigal Arnon & Co., on January __ 2011, or at such other time and place as the Company and the Investors shall mutually agree (the "Closing ").

2.2.
Deliveries and Transactions at the Closing. At the Closing, the following transactions shall occur, or the following documents shall be delivered, simultaneously (no transaction shall be deemed to have been completed or any document delivered until all such transactions have been completed and all required documents delivered):

2.2.1.
Board Resolution. A copy of a duly executed resolution of the Board of Directors of the Company, attached hereto as Exhibit B shall be delivered to the Investors, by which the execution, delivery and performance by the Company of this Agreement shall have been approved.

2.2.2.	Delivery of Warrants. The Company shall deliver to each Investor the Warrants (as defined in Section 6 hereto).

2.2.3.
Payment. Each of the Investors shall transfer its Portion by wire transfer to the account of the Company at  Bridge Bank, NA, Account No. 101137982, Swift Code: BBFXUS6S, ABA Routing Number: 121143260, at 55 Almaden Blvd., San Jose, CA 95113, USA.

2.2.4.
Investors' Questionnaire. The Investors which are United States entities or residents shall have provided the Company with a completed and executed Investors' Questionnaire in the form attached hereto as Exhibit C(1) and C(2) and the Investors which are not United States entities or residents shall have provided the Company with a completed and executed Investors' Questionnaire in the form attached hereto as Exhibit C(2).

3.	CONVERSION UPON INITIAL PUBLIC OFFERING

3.1.
In the event that the Company consummates an initial public offering of its securities by October 31, 2011 (the "IPO"), each Investor shall be entitled to elect either to (i) convert, at the closing of the IPO, all of its applicable Portion (excluding Interest) into the securities of the Company sold in the IPO at a 25% discount from the IPO offering price (the “IPO Securities” and “IPO Conversion”) or (ii) be repaid its applicable Portion at the closing of the IPO (the "Repayment").   The Company shall deliver to the Investors a copy of each preliminary prospectus and final prospectus included in the registration statement relating to the IPO (the “Registration Statement”) promptly after filing same with the Securities and Exchange Commission (the “SEC”).  Each Investor shall have until two (2) days prior to the date the Registration Statement is declared effective by the SEC to notify the Company as to whether such Investor elects to convert his Portion.  In order to notify the Company of his election to convert his Portion, the conversion form attached hereto as Exhibit D must be duly executed and completed by Holder and delivered to the Company. Failure to deliver the notice as aforesaid, shall be deemed as an election by the Investor to Repayment.

3.2.	Upon the IPO Conversion or Repayment, as applicable, any Interest accrued on the Loan Amount shall be paid in cash and shall be distributed pro rata among the Investors.

3.3.
Upon such IPO Conversion or Repayment, as applicable, the obligations of the Company with regard to the Loan Amount hereunder shall automatically terminate and the Company shall have no further obligations and the Investors shall have no further rights with respect to the Loan Amount.

4.	REPAYMENT UPON M&A TRANSACTION

Subject to the receipt by the Company of the required approvals, in the event that prior to October 31, 2011 there occurs: (a) a consolidation, merger or reorganization of the Company with or into, or a sale of all or substantially all of the Company's assets, or substantially all of the Company's issued and outstanding shares, to any other company, or any other entity or person, other than a wholly-owned subsidiary of the Company; (b) a transaction or series of transactions in which a person or entity acquires fifty percent (50%) or more of the issued and outstanding shares of the Company; or (c) a transfer or grant of an exclusive license over all or substantially all of the Company’s intellectual property or that of its wholly-owned subsidiary out of the ordinary course of business (collectively, an "M&A Transaction"), then each of the Investors shall be entitled to receive in cash, at the closing of the M&A Transaction, the Portion paid by such Investor plus 30% of such Investor's Portion, as full and final repayment of the Loan Amount (it being clarified that upon an M&A Transaction the right to receive Interest in connection with the Loan Amount shall automatically cease).

5.	AUTOMATIC CONVERSION IN THE ABSENCE OF AN IPO

In the event that an IPO or M&A Transaction has not occurred by October 31, 2011 (the "Conversion Date"), the Portion provided by each Investor to the Company plus accrued Interest thereon shall automatically be converted, on November 1, 2011, into Series D Preferred Stock of the Company (the "D Shares") reflecting a Company pre money valuation of US$10,000,000 (on a fully-diluted basis and including full ratchet adjustments of the existing Series D Preferred Shares, as of the date of this Agreement) ("Preferred D Price Per Share"). The terms of the D Shares are set forth in the Restated Certificate of Incorporation of the Company filed with the Secretary of State of the State of Delaware on June 29, 2010 attached hereto as Exhibit E(1), and the amended and Restated Investor Rights Agreement attached hereto as Exhibit E(2), to be approved by the shareholders of the Company at the Closing .  Upon the conversion into D Shares, the obligations of the Company with regard to the Loan Amount hereunder shall automatically terminate and the Company shall have no further obligations and the Investors shall have no further rights with respect to the Loan Amount.

6.	WARRANTS

At the Closing, each Investor shall be granted warrants to purchase five (5) shares of Common Stock of the Company for every US$10 of its Portion (the “Warrants”).  For the purposes of calculating the number of Warrants to be granted to each Investor, each Investor's Portion shall be rounded down to the nearest number the quotient of which, when divided by ten, is a whole number.  A form of the Warrant is attached hereto as Exhibit F.

7.	POST CLOSING PARTICIPATION

In the event that the Loan Amount at the Closing shall be less than US$1,000,000, the Company shall be entitled to offer to third party investors, during a 120 day period following the Closing, identical terms and conditions to additional investors including the right to receive the Warrants pursuant to section 6 above, who shall automatically be considered parties to this Agreement.

8.	REGISTRATION RIGHTS

8.1	The IPO Securities and the shares of common stock issuable upon conversion of the Warrants (the "Warrant Securities") shall be included in the Registration Statement to be filed as part of the IPO.

8.2
Should no registration statement be filed within 360 days from the date of the Closing, then the registration rights in effect with respect to the securities of the Company currently held by the Investors and as set forth in Amended and Restated Investors' Rights Agreement by and among the Company and the parties listed therein, attached hereto as Exhibit E(2), shall apply to  the shares of common stock of the Company into which the D Shares issued to the Investors pursuant to Section 5 hereto, were converted and the Warrant Securities indicated in such request, so as to permit the disposition of the shares so registered.

8.3
The Investors hereby agree to execute a lock up agreement (the “Lockup Agreement”) with the underwriters of the IPO, which shall automatically become effective upon consummation of the IPO, by which the Investors agree to restrict the sale of the securities to be granted hereunder (including the Warrants and the Warrant Securities), for a period of up to one hundred and eighty days following the consummation of the IPO.

9.	INVESTORS DECLARATIONS AND ACKNOWLEDGEMENT

9.1
Purchase Entirely for Own Account. The securities to be acquired hereunder in accordance with the above, whether upon the IPO Conversion or pursuant to Section 5 hereof (the “Securities”), will be acquired for investment for Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. If an Investor is an entity, such Investor has not been formed for the specific purpose of acquiring any of the Securities.

9.2
Knowledge.  Such Investor is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.

9.3
Restricted Securities. Such Investor understands that the Securities, which may be issued to the Investor, have not been, and may not be, registered under the Securities Act of 1933, as amended (the “Act”).  Investor understands that the Securities to be issued shall be “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, such Investor must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available.  Such Investor acknowledges that, except as provided in Section 8 hereof, the Company has no obligation to register or qualify the Securities for resale.  Such Investor further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of such Investor’s control, and which the Company is under no obligation and may not be able to satisfy.

9.4
No Public Market.  Such Investor understands that no public market now exists for any of the Securities which may be issued by the Company, and that the Company has made no assurances that a public market will ever exist for the Securities.

9.5
Legends.  Such Investor understands that the Securities which may issued under this Agreement, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

(i)           “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND THE SECURITIES LAWS OF ANY STATE COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, STATING THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE.

(ii)           Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

9.6           Accredited Investor.  Such Investor, if a US Person (as that term is defined in Rule 902(k) of Regulation S promulgated under the Act), is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Act.  Such Investor is in a financial position to hold the Securities and is able to bear the economic risk and withstand a complete loss of Investors’ investment in the Securities.  Such Investor recognizes that the Securities as an investment involve a high degree of risk.  Such Investor understands and acknowledges that there can be no assurance that the Company will be able to meet its projected goals and that the Company will need significant additional capital to be successful, which capital may not be available readily.

9.7           Non-U.S. Person Status. Such Investor, if not a U.S. Person, certifies that (i) it is not a “U.S. Person” as that term is defined in Rule 902(k) of Regulation S, and (ii) it is not acquiring the Securities for the account or benefit of any U.S. person.  Each such Investor agrees to resell such securities only in accordance with the provisions of Regulation S (§§ 230.901 through 230.905, and Preliminary Notes), pursuant to registration under the Securities Act, or pursuant to an available exemption from registration; and agrees not to engage in hedging transactions with regard to such securities unless in compliance with the Securities Act.

10.	MISCELLANEOUS.

10.1.
Furtherance of Cooperation.  Each of the parties hereto shall perform such further acts and execute such further documents as may reasonably be necessary to carry out and give full effect to the provisions of this Agreement and the intentions of the parties as reflected thereby.

10.2.
Governing Law. This Agreement shall be governed by and construed according to the laws of the State of Israel except with regard to all matters relating to corporate governance of the Company, which shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to the conflict of laws provisions thereof and the competent court in Tel Aviv shall have exclusive jurisdiction on any dispute arising from or in relation to this Agreement.

10.3.
Assigns and Successors. Except as otherwise expressly limited herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.  None of the rights, privileges, or obligations set forth in, arising under, or created by this Agreement may be assigned or transferred by either party without the prior consent in writing of the other party, provided, however, that the Company's consent shall not be required with respect to any assignment or transfer from an Investor to (i) any other entity which controls, is controlled by or is under common control with the Investor, (ii) if the Investor is a trustee or is appointed to act on behalf of others then to its beneficiaries, or (iii) one or more of its stockholders, directors, officers or limited or general partners, or to entities that manage or co-manage, directly or indirectly, the transferor or any of its general or limited partners, or to other investment funds managed by the same management, if the Investor is a corporate entity or a partnership.

10.4.
Entire Agreement.  This Agreement, together with the Schedules and Exhibits hereto, constitute the full and entire understanding and agreement among the parties with regard to the subject matters hereof and thereof and supersede all prior agreements among the parties hereof with regard to such subject matters.

10.5.
Amendment. This Agreement may not be amended, supplemented, discharged, terminated or altered except by a written agreement signed by the Company and Investors that provided more than 75% (seventy five percent) of the actual Loan Amount.

10.6.	Preamble. The preamble hereto constitutes an integral part hereof.

10.7.
Notice.  Any notice required or permitted hereunder shall be in writing and shall be sent by registered mail or confirmed facsimile to the parties hereto, with respect to the Investors at the addresses set forth opposite their names on Schedule A hereto, and with respect to the Company, at the address set forth under its signature below, as may be changed by each of the parties in a written notice from time to time, and in each case with a copy to Graubard Miller, 405 Lexington Avenue, 19th Floor, New York, New York 10174, Attention: David Alan Miller.

10.8.
Waiver.  No delay or omission to exercise any right, power, or remedy accruing to any party upon any breach or default under this Agreement, shall be deemed a waiver of any other breach or default theretofore or thereafter occurring.  All remedies, either under this Agreement or by law or otherwise afforded to any of the parties, shall be cumulative and not alternative.  Each Investor may, expressly and in writing, waive any of its rights hereunder, and such waiver shall apply to such Investor only; provided, however, that if any such waiver has an adverse effect on other Investors, then such waiver shall only be effective if the other Investors, expressly and in writing, agree to such waiver.

10.9.
Severability.  If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable under applicable law, then such provision shall be excluded from this Agreement and the remainder of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms; provided, however, that in such event this Agreement shall be interpreted so as to give effect, to the greatest extent consistent with and permitted by applicable law, to the meaning and intention of the excluded provision as determined by such court of competent jurisdiction.

10.10.
Equal Treatment. The Company shall treat all Investors equally in connection with this Agreement.  Therefore, any agreement of the Company to improve the rights of any Investors hereunder or in connection herewith, or grant additional rights to any Investor hereunder or in connection herewith, shall automatically apply equally to all Investors.

10.11.	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

[Signatures Page Immediately Follows]

IN WITNESS WHEREOF the parties have signed this Agreement as of the date first hereinabove set forth.

WhiteSmoke Inc.

Signature:	/s/ Hilla Ovil Brenner
By: Hilla Ovil Brenner
Title: CEO

The parties have executed this Agreement as of the date first written above.

INVESTOR:	[INSERT NAME]

By:
Name:
Title:

[Signature page to Convertible Loan Agreement]

Exhibit A

Name of Investor & Address	Principal Loan Amount	Number of Warrants

Total:

Exhibit B

Board of Directors Resolution

Exhibit C(1)

 US Investors' Questionnaire

Exhibit C(2)

Investors' Questionnaire

Exhibit D

Form of Conversion Notice

Reference is made to that certain Convertible Loan Agreement (the “Loan Agreement”) by and among WhiteSmoke Inc., a company organized and existing under the laws of the state of Delaware (the “Company”), and the parties listed on Schedule A thereto, including the undersigned.  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Loan Agreement.

Pursuant to Section 3.1 of the Loan Agreement, the undersigned hereby irrevocably elects to convert all of its Portion for the IPO Securities.  The undersigned hereby acknowledges that, by the terms of the Loan Agreement, upon the IPO Conversion, all accrued but unpaid Interest is due and payable to the undersigned in cash.  The undersigned hereby acknowledges that upon the IPO Conversion, issuance of the IPO Securities to the undersigned, and payment of accrued but unpaid Interest on the undersigned’s Portion, the Company’s obligations with regard to the Loan Amount shall automatically terminate and the Company shall have no further obligations and the undersigned shall have no further rights with respect to the Loan Amount

The undersigned hereby reaffirms the accuracy of the representations and warranties made by the undersigned as set forth in the Loan Agreement, and understands and acknowledges that the Company will rely upon the accuracy of such representations and warranties in issuing the IPO Securities.

Signature

Signature Guaranteed

NOTICE: The signature to this form must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

INSTRUCTIONS FOR REGISTRATION OF SECURITIES

Name
(Print in Block Letters)

Address

Exhibit E(1)

Restated Certificate of Incorporation

EXHIBIT E(2)

Amended and Restated Investor Rights Agreement

EXHIBIT F

Form of Warrant